UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2025
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices) (ZIP Code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 2.02.     Results of Operations and Financial Condition.
On May 9, 2025, Construction Partners, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2025, following a review of managerial and policymaking responsibilities across various functional areas within the Company, the Company’s Board of Directors (the “Board”) approved a reorganization of the Company’s executive team. Specifically, the Board approved certain title changes and designated the following individuals as the Company’s “officers” with the meaning of Section 16 of the Exchange Act and “executive officers” within the meaning of Rule 3b-7 under the Exchange Act:

Name	Title
Fred J. (Jule) Smith, III	President and Chief Executive Officer (Principal Executive Officer)
Gregory A. Hoffman	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
N. Nelson Fleming, IV	Senior Vice President, Strategy and Business Development
Robert G. Baugnon	Senior Vice President, Personnel and Administration
J. Ryan Brooks	Senior Vice President and General Counsel

Following the executive team reorganization, the individuals who were formerly officers and/or executive officers of the Company, M. Brett Armstrong, Robert P. Flowers and John L. Harper, each a Senior Vice President, and Todd K. Andrews, the Company’s Chief Accounting Officer and former principal accounting officer, remain employed with the Company in a full-time capacity and continue to provide services to the Company in support of the functional areas represented in the table above. Biographical information for Gregory A. Hoffman, who assumed the role of the Company’s principal accounting officer in addition to his existing role of principal financial officer, is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 24, 2025 and is incorporated herein by reference. The executive team reorganization did not result in any changes to the Company’s compensation arrangements with any person named herein.

9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1**	Press release dated May 9, 2025
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: May 9, 2025	By:	/s/ Gregory A. Hoffman
Gregory A. Hoffman
Senior Vice President and Chief Financial Officer